                                                                   EXHIBIT 10.7

                     MASTER PATENT AND KNOW HOW ASSIGNMENT
                     -------------------------------------


     This Agreement, dated as of September 30, 1998, is among Owens-Corning Fiberglas Technology, Inc., an Illinois corporation, having its principal place of business at 7734 West 59th St., Summit, IL 60501 ("OC Tech"), Owens Corning,
                                                      -------
a Delaware corporation, having its principal place of business at One Owens Corning Parkway, Toledo, Ohio 43659 ("Owens Corning" and, together with OC Tech,
                                      -------------
the "Transferors"), and Advanced Glassfiber Yarns, LLC, a Delaware limited
     -----------
liability company (the "Company").
                        -------

          WHEREAS, pursuant to an LLC Interest Sale and Purchase Agreement, dated as of July 31, 1998 (the "SPA"; capitalized terms not defined herein shall
                                ---
have the meanings ascribed to them in the SPA or the Patent and Know How License Agreement, as applicable) among Owens Corning, Company, and Glass Holdings Corp. as assigned by Glass Holdings Corp. to AGY Holdings, Inc. by an assignment and assumption agreement dated as of September 30, 1998, Glass Holdings Corp. agreed to purchase from Owens Corning a 51% membership interest ("Interest") in the
                                                           --------
Company; and

     WHEREAS, Transferors (and their affiliates) have technology (including patents and technical and business know-how) related to the Business of the Company (as that term is defined in the SPA)(capitalized terms not defined herein shall have the meanings ascribed to them in the SPA), and the parties have agreed that certain of the patent and know-how rights shall be transferred by the Transferors to the Company and that the Company shall license back to Owens Corning certain rights under the transferred patent and know how rights.

     WHEREAS, pursuant to an Asset Contribution Agreement dated as of July 1, 1998, and an Amended and Restated Asset Contribution Agreement dated as of July 31, 1998 (the "ACA"), Owens Corning has agreed to, and to cause its affiliates
               ---
to, sell, assign, transfer, convey and deliver to the Company the Assets described therein and principally relating to the Business; and

     WHEREAS, pursuant to an Intellectual Property Sale Agreement dated as of July 1, 1998, (the "IPSA"), OC Tech agreed to sell, convey and transfer all of
                    ----
OC Tech's rights, title and interest in patents, trademarks and know-how relating to the Business to Owens Corning, its assigns and successors or to Owens Corning's designee; and

     WHEREAS, Owens Corning desires to transfer the Assigned Patents and Assigned Know How (as defined below) to the Company, including any and all such rights that it acquired pursuant to the IPSA, and to direct OC Tech to transfer to the Company pursuant to the IPSA any and all of OC Tech's rights in the Assigned Patents and Assigned Know How; and

     WHEREAS, the Company is desirous of acquiring all of the rights, title, and interest in and to the Assigned Patents and the Assigned Know How and is entitled to assignment and transfer of the Assigned Patent Rights and Assigned Know How under the ACA and the SPA.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements in the ACA and contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions
        -----------

     As used in this Assignment, the following defined terms shall have the meanings indicated below.

          (a) "Assigned Patent Rights" means the issued patents and the pending
               ----------------------
patent applications identified in Schedule A attached hereto and all divisional, continuation, continuation-in-part, renewal, reissue, reexamination, or other patent applications based upon the patents and patent applications identified in Schedule A, and any patents or reexamination certificates issuing from any of said divisional, continuation, continuation-in-part, renewal, reissue, reexamination, or other patent applications claiming filing priority from the patents and patent applications identified in Schedule A.

          (b) "Assigned Know How" means such of Transferors' technical knowledge
               -----------------
and data, formulations, processes, techniques, drawings and designs, unpatented inventions, operating manuals, manufacturing and quality control procedures, trade secrets, plans, models, accumulated experience, plant and tool design, installation instructions, raw material specifications, and other know how embodied in, or associated with, the equipment, formulations, and processes identified on Schedule B of this Assignment, and including Transferors's underlying copyright in works of authorship embodying the foregoing.

     2. Subject to the license rights granted to Transferors under the Patent and Know How License Agreement, executed on even date herewith, Transferors hereby assign and transfer to Company all of their right, title, and interest in and to the Assigned Patent Rights, and all rights and privileges related thereto including without limitation all rights to sue others for past, present, and future acts of infringement of the Assigned Patent Rights, and to retain all revenues received from others for past acts of infringement of the Assigned Patent Rights.

     3. Subject to the license rights granted to Transferors under the Patent and Know How License Agreement to be entered into pursuant to the SPA, Transferors hereby assign and transfer to Company all of their right, title, and interest in and to the Assigned Know How.

     4. Transferors hereby authorize and request the appropriate officers in the United States Patent and Trademark Office and in foreign Patent Offices, as appropriate, to issue to Company any and all patents that may be granted upon applications forming a part of the Assigned Patent Rights, and to index this Assignment against any and all of such patents and patent applications forming a part of the Assigned Patent Rights.

     5. Transferors further agree for themselves, their successors, assigns, and legally bound predecessors, without further consideration to Transferors but at Company's expense, to execute any further legal documents, including any further assignments, such as individual assignments for recordation in the U.S. and foreign patent offices, which may be in the form attached as Exhibit A, and to perform all acts, that may be necessary to complete the assignment of Transferors' interest in and to the Assigned Patent Rights and the Assigned Know How. In the event of a conflict or inconsistency between the terms and conditions of this Assignment and the terms and conditions of any such legal document, and unless otherwise agreed in writing, the terms and conditions of this Assignment shall be controlling. Consequently the terms and conditions of this Assignment shall control over those of any other documents assigning any part of the Assigned Patent Rights and Assigned Know How whether executed on even date herewith or thereafter.

     6. In the event of a conflict or inconsistency between the terms and conditions of this Assignment and the terms and conditions of the SPA, the terms and conditions of this Assignment control; provided, however, that if there is a patent or patent application listed as being assigned or sold to Company on the schedules of the SPA but not Schedule A attached hereto, Transferors hereby assign and transfer, to Company, all of their rights, title and interest, under the terms and conditions of this Assignment as if it was listed on schedule A attached hereto.

     IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed as of the date hereof.
                                       OWENS CORNING

                                    By:  /s/ Charles E. Dana
                                       -------------------------
                                       Name:  Charles E. Dana
                                       Title: Vice President


                                       OWENS-CORNING FIBERGLAS
                                       TECHNOLOGY, INC.

                                    By:  /s/ Charles E. Dana
                                       -------------------------
                                       Name:  Charles E. Dana
                                       Title: Representative

                                       ADVANCED GLASSFIBER
                                       YARNS, LLC

                                    By:  /s/ Robert B. Fisher
                                       -------------------------
                                       Name:  Robert B. Fisher
                                       Title: General Manager